Exhibit 99.2

Unaudited Pro-forma Consolidated Financial Statements

SunOpta Inc.

For the three quarters ended October 2, 2010 and the year
ended December 31, 2009

(Unaudited)

(unless otherwise noted, all amounts are expressed in thousands of U.S. dollars)

The Dahlgren Transaction
On November 8, 2010, Sunrich LLC (“Sunrich”), an indirect wholly-owned subsidiary of SunOpta Inc. (“SunOpta” or the “Company”) completed the acquisition (the “Dahlgren Transaction”) of 100% of the outstanding shares of Dahlgren & Company, Inc. (“Dahlgren”). As consideration for the acquisition, the Company paid cash of $44,000 and agreed to an earn-out, which is estimated at $1,187 based on pre-determined earnings targets over the next two years. On January 3, 2011, the Company paid a cash adjustment pursuant to the purchase agreement in the amount of $2,304, based on net working capital at the acquisition date.

The Dahlgren Transaction was completed using existing line of credit facilities, and the new business will be included within the Company’s Grains & Foods Group segment.

The SBI Transaction
On September 1, 2010, the Company and all other shareholders of SunOpta BioProcess Inc. (“SBI”) completed the sale of all of the issued and outstanding common shares and Series A preferred shares of SBI (the “SBI Transaction”) to Mascoma Canada Inc.. In exchange for selling all outstanding common shares of SBI, SunOpta received a combination of preferred shares, common shares and warrants of Mascoma Corporation (“Mascoma”), the parent company of Mascoma Canada Inc., representing an approximate 19.6% voting interest in Mascoma. The Company realized a $49,867 gain on the SBI Transaction, which remains subject to post closing adjustments that are expected to be finalized within the next eight months in accordance with the purchase and sale agreement.

Following the SBI Transaction, SunOpta will account for its ownership position in Mascoma on a cost basis. Accordingly, no part of the ongoing financial results of Mascoma will be included in SunOpta’s operational results.

The CFDA Transaction
On June 11, 2010, the Company and its wholly-owned subsidiary, Drive Organics Corp. (“Drive Organics”), completed the divestiture (the “CFDA Transaction”) of substantially all of the assets of the Canadian food distribution business that formerly comprised part of SunOpta’s Distribution Group, together with substantially all of the assets of Drive Organics, but excluding SunOpta’s Natural Health Products Business (collectively, the “Canadian Food Distribution Business”) to UNFI Canada, Inc. (“UNFI Canada”), a wholly owned subsidiary of United Natural Foods Inc., for cash consideration of Cdn $68,000 and UNFI Canada’s agreement to assume certain liabilities associated with the Canadian Food Distribution Business. The Company realized a $13,809 gain on the CFDA Transaction, which remains subject to post closing adjustments that are expected to be finalized within the next five months in accordance with the asset purchase agreement.

CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro-forma consolidated balance sheet of SunOpta Inc. as at October 2, 2010 is presented as if the Dahlgren Transaction had occurred on October 2, 2010. The disposition of SunOpta BioProcess Inc. and the Canadian Food Distribution Business occurred prior to the balance sheet date and, as a result, the impact of both the SBI Transaction and CFDA Transaction are already reflected on the historical consolidated balance sheet of SunOpta Inc. as at October 2, 2010.

The accompanying unaudited pro-forma consolidated statements of operations of SunOpta Inc. for the three quarters ended October 2, 2010 and the year ended December 31, 2009 are presented as if the Dahlgren Transaction, SBI Transaction and CFDA Transaction had occurred on January 1, 2009. In order to derive the pro-forma financial information, the historical results of SunOpta Inc. have been adjusted to add the results of operations of Dahlgren and to eliminate the results of operations of SBI and the Canadian Food Distribution Business, which were historically consolidated by SunOpta Inc. As well, the historical results of SunOpta Inc. have been adjusted to reflect pro-forma adjustments that are described in the notes to the following unaudited pro-forma consolidated financial statements and in the notes to the appendices to the following unaudited pro-forma financial statements.

The SunOpta historical amounts shown for the three quarters ended October 2, 2010, include only balances from continuing operations derived from the unaudited consolidated statement of operations for the three quarters ended October 2, 2010, which have been adjusted to remove the impact of earnings (loss) from discontinued operations, net of taxes, and the gain on sale of discontinued operations, net of taxes, which related to the sales of SunOpta BioProcess Inc. and the Canadian Food Distribution Business. Accordingly, there are no pro-forma adjustments required for the SBI Transaction or the CFDA Transaction on the consolidated pro-forma statement of operations for the three quarters ended October 2, 2010.

The pro-forma adjustments are based upon available information, the estimates and assumptions set forth in the notes to the unaudited pro-forma financial statements and certain assumptions that management believes are reasonable under the circumstances; however, actual amounts could differ. The pro-forma adjustments are directly attributable to the Dahlgren Transaction, SBI Transaction and the CFDA Transaction and are expected to have a continuing impact on the results of operations of the Company. In the opinion of management, all adjustments necessary to present fairly the unaudited pro-forma financial statements have been made. The unaudited pro-forma consolidated financial information is for informational purposes only, is not necessarily indicative of the operating results or financial position that would have been achieved had the Dahlgren Transaction, SBI Transaction and the CFDA Transaction been consummated on the dates indicated, and should not be construed as being representative of SunOpta Inc.’s future results of operations or financial position.

The unaudited pro-forma consolidated financial statements and the accompanying notes should be read in conjunction with the audited financial statements of Dahlgren and related notes appearing elsewhere in this report, as well as SunOpta Inc.’s consolidated financial statements and notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations in SunOpta Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2010, and SunOpta Inc.’s Annual Report on Form 10-K for the annual period ended December 31, 2009.

Forward-Looking Statements
Statements included in this report regarding the fair value of acquired intangible assets and property, plant and equipment, the allocation of excess purchase price to goodwill and potential synergies that may arise as a result of the Dahlgren Transaction are "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation, and are based on information available to us on the date of this report. These forward-looking statements are made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on certain assumptions and analyses we make in light of our experience and our interpretation of current conditions, historical trends and expected future developments as well as other factors that we believe are appropriate in the circumstance. Whether actual results and developments will agree with our expectations and predictions is subject to many risks and uncertainties including, but not limited to, finalization of the closing balance sheets and related closing costs of the SBI Transaction and CFDA Transaction, finalization of the closing balance sheet and purchase accounting for the Dahlgren Transaction, cost rationalization initiatives, continuing indemnification obligations relating to the SBI Transaction and CFDA Transaction, and general economic conditions and the other risks and uncertainties detailed under “Risk Factors” in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q (available at www.sec.gov). Consequently all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that our actual results or the developments we anticipate will be realized.

SunOpta Inc.
Pro-forma Consolidated Statement of Operations
For the three quarters ended October 2, 2010
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

		Dahlgren
		Three Quarters
		Ended
	SunOpta	September 25,	SunOpta
	Historical	2010	Pro-Forma
		(Appendix 1)

Revenues	668,539	62,572	731,111

Cost of goods sold	560,721	51,257	611,978

Gross profit	107,818	11,315	119,133

Warehousing and distribution expenses	2,894	-	2,894
Selling, general and administrative expenses	71,432	2,805	74,237
Intangible asset amortization	3,474	498	3,972
Other expense (income), net	8,812	(317)	8,495
Goodwill impairment	1,654	-	1,654
Foreign exchange gain	(1,494)	-	(1,494)

Earnings from continuing operations before the following	21,046	8,329	29,375

Interest expense, net	7,625	2,238	9,863

Earnings from continuing operations before income taxes	13,421	6,091	19,512

Provision for income taxes	2,672	2,376	5,048

Earnings from continuing operations	10,749	3,715	14,464

Earnings from continuing operations attributable to non- controlling interests	710	-	710

Earnings attributable to SunOpta Inc.	10,039	3,715	13,754

Earnings per share for the period – basic	0.15		0.21
Earnings per share for the period – diluted	0.15		0.21

Weighted average number of common shares
-Basic	65,112,908		65,112,908
-Diluted	65,764,865		65,764,865

See the accompanying notes to the unaudited pro-forma consolidated financial statements

SunOpta Inc.
Pro-forma Consolidated Statement of Operations
For the year ended December 31, 2009
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

						Dahlgren
						Twelve
		Disposal of				Months Ended
	SunOpta	CFDA		Disposal of		December 26,	SunOpta
	Historical	Business		SBI Business		2009	Pro-Forma
						(Appendix 2)

Revenues	989,132	169,573	(a)	519	(e)	78,622	897,662

Cost of goods sold	840,262	129,985	(a)	296	(e)	75,332	785,313

Gross profit	148,870	39,588		223		3,290	112,349

Warehousing and distribution expenses	18,856	14,633	(b)	-		-	4,223
Selling, general and administrative expenses	111,475	19,262	(b)	3,372	(f)	3,290	92,131
Intangible asset amortization	5,677	1,017	(b)	12	(f)	908	5,556
Other expense (income), net	2,587	342	(b)	-		(586)	1,659
Goodwill impairment	8,841	-		-		-	8,841
Foreign exchange gain	(1,042)	(527)	(b)	8	(f)	-	(523)

Earnings before the following	2,476	4,861		(3,169)		(322)	462

Interest expense, net	14,028	3,353	(c)	189	(g)	3,511	13,997

Loss before income taxes	(11,552)	1,508		(3,358)		(3,833)	(13,535)

Recovery of income taxes	(1,762)	238	(d)	-		(1,520)	(3,520)

Loss for the year	(9,790)	1,270		(3,358)		(2,313)	(10,015)

Loss for the year attributable to non- controlling interests	(3,027)	-		-		-	(3,027)

Loss for the year attributable to SunOpta Inc.	(6,763)	1,270		(3,358)		(2,313)	(6,988)

Loss per share for the year – basic	(0.10)						(0.11)
Loss per share for the year – diluted	(0.10)						(0.11)

Weighted average number of common shares
-Basic	64,770,614						64,770,614
-Diluted	64,770,614						64,770,614

See the accompanying notes to the unaudited pro-forma consolidated financial statements

SunOpta Inc.
Pro-forma Consolidated Balance Sheet
As at October 2, 2010
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

		Dahlgren
	SunOpta	As at September	Pro-Forma		SunOpta
	Historical	25, 2010	Adjustments		Pro-forma
					(h)
Assets

Current assets
Cash and cash equivalents	21,067	3,482	-		24,549
Accounts receivable	94,618	8,048	-		102,666
Inventories	158,049	5,684	-		163,733
Prepaid expenses and other current assets	13,573	2,740	258	(j)	16,571
Deferred income taxes	5,173	497	-		5,670
	292,480	20,451	258		313,189

Investments	33,345	-	-		33,345
Property, plant and equipment	100,266	6,033	6,443	(j)	112,742
Goodwill	30,134	-	17,085	(i)	47,219
Intangible assets	48,424	51	8,211	(i)	56,686
Deferred income taxes	10,680	-	-		10,680
Other assets	2,037	1,133	(509)	(j), (l)	2,661

	517,366	27,668	31,488		576,522

Liabilities

Current liabilities
Bank indebtedness	23,690	-	46,304	(i)	69,994
Accounts payable and accrued liabilities	100,167	4,503	1,187	(i)	105,857
Customer and other deposits	963	-	-		963
Incomes taxes payable	1,612	-	-		1,612
Other current liabilities	1,187	-	-		1,187
Current portion of long-term debt	53,842	1,591	(626)	(j)	54,807
Current portion of long-term payables	373	-	-		373
	181,834	6,094	46,865		234,793

Long-term debt	17,183	583	(583)	(j)	17,183
Long-term liabilities	2,595	1,133	(1,133)	(l)	2,595
Deferred income taxes	13,126	848	5,349	(j)	19,323
	214,738	8,658	50,498		273,894

Equity
SunOpta Inc. shareholders’ equity
Capital stock (65,299,048 common shares)	179,587	-	-		179,587
Additional paid in capital	11,480	943	(943)	(k)	11,480
Retained earnings	93,292	18,067	(18,067)	(k)	93,292
Accumulated other comprehensive income	4,101	-	-		4,101
	288,460	19,010	(19,010)		288,460
Non-controlling interest	14,168	-	-		14,168
Total equity	302,628	19,010	(19,010)		302,628

	517,366	27,668	31,488		576,522

See the accompanying notes to the unaudited pro-forma consolidated financial statements

SUNOPTA INC.
NOTES TO UNAUDITED PRO-FORMA
CONSOLIDATED FINANCIAL STATEMENTS

a)	This adjustment reflects the elimination of the revenues and cost of goods sold of the assets sold to UNFI Canada.

b)	This adjustment reflects the elimination of the warehousing and distribution expenses, selling, general and administrative expenses, intangible asset amortization, other expense (income), net and foreign exchange gain on the assets sold to UNFI Canada, net of management fees provided by Corporate services. Not included in the pro-forma results are anticipated savings due to costs included in management fees that will be reduced or eliminated.

c)	This adjustment represents an estimate of the interest expense that would not have been incurred during the period if the proceeds from the CFDA Transaction had been used to repay interest bearing debt.

d)	This adjustment represents the estimated income tax effect of the pro-forma adjustments as a result of the CFDA Transaction. The tax effect of the pro-forma adjustments was calculated using the historical statutory rates in effect in Canada and the U.S. for the periods presented.

e)	This adjustment reflects the elimination of the revenues and cost of goods sold of SBI.

f)	This adjustment reflects the elimination of the selling, general and administrative expenses (including research and development), intangible asset amortization and foreign exchange gain of SBI, net of management fees provided by Corporate services. Not included in the pro-forma results are anticipated savings due to costs included in management fees that will be reduced or eliminated.

g)	This adjustment reflects the elimination of interest expense relating to the accretion of the preferred shares, net of interest income generated by SBI on cash held.

h)	The unaudited Pro-forma Consolidated Balance Sheet as of October 2, 2010 has been prepared assuming the Dahlgren Transaction had occurred on October 2, 2010. The Pro-forma Consolidated Balance Sheet at October 2, 2010 includes the unaudited balance sheet of the Company at October 2, 2010 and the audited balance sheet of Dahlgren at September 25, 2010.

The unaudited pro forma consolidated financial information herein does not give effect to any potential synergies that could result from the Dahlgren Transaction.

i)	The pro-forma calculation of the excess of the purchase price over the fair value of net assets acquired is as follows:

Cash consideration paid to the former shareholders of Dahlgren	$46,304
Estimated contingent consideration	1,187
Total purchase price	47,491

Estimated fair value of net assets of Dahlgren (see (j))	(22,195)
Identifiable intangible assets	(8,211)
Excess of purchase price over fair value of net assets acquired	$17,085

Amount allocated to goodwill	$17,085

Certain intangible assets, such as sales backlog and customer relationships, have been identified and assigned a fair value as part of the ongoing purchase price allocation, and are being amortized over one and twelve years, respectively.

j)	The estimated fair value of net assets of Dahlgren are as follows:

Historical book value of the assets and liabilities of Dahlgren	$19,010

Adjustments
Fair value adjustment for property, plant and equipment	6,443
Fair value adjustment for deferred taxes	(5,349)
Other	2,091
Preliminary adjustments	3,185

Estimated fair value of the net assets of Dahlgren	$22,195

The allocation of the purchase price is based upon preliminary estimates of the fair value. The actual allocation of the purchase price may differ from the preliminary allocation due to adjustments to the purchase price and refinements of the fair values of the net assets acquired.

k)	Represents the elimination of pre-acquisition retained earnings and additional paid in capital.

l)	This adjustment reflects the elimination of a long-term incentive compensation plan that existed for the former shareholders which was terminated prior to the Dahlgren Transaction.

SunOpta Inc.
Appendix 1 to Pro-forma Consolidated Statement of Operations
For the three quarters ended October 2, 2010
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

					Dahlgren
		Dahlgren			Three
	Dahlgren	Quarter			Quarters
	Year Ended	Ended			Ended
	September 25,	December 26,	Pro-Forma		September
	2010	2009	Adjustments		25, 2010
		(m)

Revenues	78,282	15,710	-		62,572

Cost of goods sold	62,815	11,748	190	(n)	51,257

Gross profit	15,467	3,962	(190)		11,315

Selling, general and administrative expenses	4,923	1,443	(675)	(o)	2,805
Intangible asset amortization	-	-	498	(p)	498
Other income, net	(430)	(113)	-		(317)
Earnings before the following	10,974	2,632	(13)		8,329

Interest expense, net	872	181	1,547	(q)	2,238

Earnings before income taxes	10,102	2,451	(1,560)		6,091

Provision for income taxes	3,738	981	(381)	(r)	2,376

Earnings for the period	6,364	1,470	(1,179)		3,715

See the accompanying notes to appendices to the unaudited pro-forma consolidated financial statements.

SunOpta Inc.
Appendix 2 to Pro-forma Consolidated Statement of Operations
For the year ended December 31, 2009
Unaudited
(Expressed in thousands of U.S. dollars, except per share amounts)

							Dahlgren
		Dahlgren	Dahlgren				Twelve
	Dahlgren	Quarter	Quarter				Months
	Year Ended	Ended	Ended	Deduct results			Ended
	September	December 26,	December	of subsidiary	Pro-Forma		December
	26, 2009	2008	26, 2009	not purchased	Adjustments		26, 2009
		(s)	(s)	(t)

Revenues	88,867	19,252	15,710	6,703	-		78,622

Cost of goods sold	86,085	16,336	11,748	6,113	(52)	(n)	75,332

Gross profit	2,782	2,916	3,962	590	52		3,290

Selling, general and administrative expenses	4,670	1,452	1,443	471	(900)	(o)	3,290
Intangible asset amortization	-	-	-	-	908	(p)	908
Other expense (income), net	193	497	(113)	169	-		(586)

Loss before the following	(2,081)	967	2,632	(50)	44		(322)

Interest expense, net	826	(97)	181	15	2,422	(q)	3,511

Loss before income taxes	(2,907)	1,064	2,451	(65)	(2,378)		(3,833)

(Recovery of) provision for income taxes	(1,246)	426	981	-	(829)	(r)	(1,520)

Loss for the year	(1,661)	638	1,470	(65)	(1,549)		(2,313)

See the accompanying notes to the appendices to the unaudited pro-forma consolidated financial statements.

SUNOPTA INC.
NOTES TO APPENDICES TO THE UNAUDITED PRO-FORMA
CONSOLIDATED FINANCIAL STATEMENTS

m)	The Dahlgren historical statement of operations presented in Appendix 1 is for the year ended September 25, 2010. In order to derive Dahlgren’s consolidated statement of operations for the three quarters ended October 2, 2010, Dahlgren’s historical first quarter of 2009 (representing the quarter ended December 26, 2009) is deducted from the consolidated statement of operations for the year ended September 25, 2010.

n)	This adjustment represents the depreciation expense on the acquired property, plant and equipment for the three quarters ended October 2, 2010 and the year ended December 31, 2009, based on the fair value of the acquired property, plant and equipment and its estimated remaining useful life (see note (j)).

o)	This adjustment represents a decrease in compensation to the former Dahlgren shareholders for the three quarters ended October 2, 2010 and the year ended December 31, 2009, based on their current employment contracts as employees of the Company.

p)	This adjustment represents the amortization of the acquired customer relationships and sales order backlog for the year ended December 31, 2009, and the acquired customer relationships for the three quarters ended October 2, 2010.

q)	Represents the incremental interest costs for the three quarters ended October 2, 2010 and the year ended December 31, 2009, on funds borrowed to purchase Dahlgren.

r)	This adjustment reflects the tax impact of the pro-forma adjustments noted above, as well as adjusting the provision for income taxes recorded on the Dahlgren historical statement of operations for the three quarters ended October 2, 2010 and the year ended December 31, 2009.

s)	The Dahlgren historical statement of operations presented in Appendix 2 is for the year ended September 26, 2009. In order to derive Dahlgren’s consolidated statement of operations for the year ended December 26, 2009, Dahlgren’s historical first quarter of 2009 (representing the quarter ended December 26, 2008) is deducted from the consolidated statement of operations, and Dahlgren’s historical first quarter of 2010 (representing the quarter ended December 26, 2009) is added to the consolidated statement of operations for the year ended September 26, 2009.

t)	Included in the Dahlgren historical results for the year ended December 26, 2009 are the results of operations of Rolf Ehlers GmbH & Co. KG (“Rolf”), which was a majority owned subsidiary of Dahlgren. As the Company did not purchase the assets or shares of Rolf, the results of operations of Rolf for the year ended December 26, 2009 have been removed from the Dahlgren historical statement of operations. The results of operations of Rolf were not significant during the three quarters ended September 25, 2010 and, as a result, no pro-forma adjustment has been made.